EXHIBIT 99.5

                 Computational Materials and/or ABS Term Sheet

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
 A Countrywide Capital Markets Company

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Class 1-A-1 Certificates Corridor Contract Schedule and Strike Rates

--------------------------------------------------------------------------------
                    Notional Schedule       Cap Strike      Cap Ceiling
    Period               ($)                    (%)            (%)
--------------------------------------------------------------------------------

       1           167,709,000.00             6.6857          6.6857
       2           163,935,689.84             6.6860         11.0000
       3           159,915,876.12             6.4706         11.0000
       4           155,661,224.95             6.4709         11.0000
       5           151,187,850.63             6.6869         11.0000
       6           146,520,970.80             6.4714         11.0000
       7           141,710,386.88             6.6872         11.0000
       8           136,796,076.23             6.4715         11.0000
       9           131,922,824.95             6.4715         11.0000
      10           127,137,020.25             7.1649         11.0000
      11           122,465,905.18             6.4715         11.0000
      12           117,907,912.28             6.6872         11.0000
      13           113,460,431.47             6.4715         11.0000
      14           109,120,799.16             6.6871         11.0000
      15           104,886,415.66             6.4714         11.0000
      16           100,754,743.67             6.4714         11.0000
      17           96,723,306.81              6.6871         11.0000
      18           92,789,688.13              6.4714         11.0000
      19           88,951,528.68              6.6871         11.0000
      20           85,206,526.17              6.4714         11.0000
      21           81,552,433.59              6.4714         11.0000
      22           77,987,057.85              7.1648         11.0000
      23           74,508,258.55              6.4713         11.0000
      24           71,113,946.70              6.6870         11.0000
      25           67,802,083.45              6.4713         11.0000
      26           64,570,678.96              6.6870         11.0000
      27           61,417,791.14              6.4713         11.0000
      28           58,341,524.62              6.4713         11.0000
      29           55,340,029.50              6.6870         11.0000
      30           52,411,500.38              6.4713         11.0000
      31           49,554,175.21              6.6869         11.0000
      32           46,766,334.31              6.4712         11.0000
      33           44,046,299.31              6.4712         11.0000
      34           41,392,432.19              6.9175         11.0000
      35           38,803,134.32              6.4712         11.0000
      36           36,276,845.46              6.6869         11.0000
      37           33,812,042.94              6.4712         11.0000
------------------------------------------------------------------------------

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                    Notional Schedule       Cap Strike      Cap Ceiling
    Period               ($)                    (%)            (%)
------------------------------------------------------------------------------
      38           33,812,042.94              6.6868         11.0000
      39           33,812,042.94              6.4711         11.0000
      40           33,812,042.94              6.4711         11.0000
      41           32,086,806.78              6.6868         11.0000
      42           29,254,419.23              6.4711         11.0000
      43           27,819,006.38              6.6868         11.0000
      44           26,421,935.42              6.4710         11.0000
      45           25,062,242.67              6.4710         11.0000
      46           23,738,988.01              7.1643         11.0000
      47           22,451,254.34              6.4710         11.0000
      48           21,198,147.01              6.6867         11.0000
      49           19,978,793.26              6.4710         11.0000
      50           18,792,341.72              6.6866         11.0000
      51           17,637,872.63              6.4709         11.0000
      52           16,514,580.69              6.4709         11.0000
      53           15,421,531.25              6.6866         11.0000
      54           14,358,098.79              6.4709         11.0000
      55           13,323,616.45              6.6866         11.0000
      56           12,316,906.73              6.4709         11.0000
      57           11,337,367.98              6.4709         11.0000
      58           10,384,692.99              7.1642         11.0000
      59            9,458,198.92              6.4709         11.0000
      60            8,557,219.68              6.6867         11.0000
      61            7,681,105.59              6.4710         11.0000
      62            6,986,430.05              6.6867         11.0000
      63            6,310,544.54              6.4710         11.0000
      64            5,652,958.32              6.4710         11.0000
      65            5,013,193.15              6.6867         11.0000
      66            4,390,782.98              6.4710         11.0000
      67            3,785,273.64              6.6867         11.0000
      68            3,196,222.56              6.4711         11.0000
      69            2,623,198.46              6.4711         11.0000
      70            2,065,781.08              7.1644         11.0000
      71            1,523,560.90              6.4711         11.0000
      72             996,138.86               6.6868         11.0000
      73             483,126.12               6.4711         11.0000
      74             55,028.87                6.6868         11.0000
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
 A Countrywide Capital Markets Company

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Group 2 Senior Certificates Corridor Contract Schedule and Strike Rates

--------------------------------------------------------------------------------
                    Notional Schedule       Cap Strike      Cap Ceiling
    Period               ($)                    (%)            (%)
--------------------------------------------------------------------------------
        1             399,245,000             5.8552          5.8552
        2             385,974,548             5.6700         10.0000
        3             373,098,262             5.4968         10.0000
        4             360,604,776             5.4968         10.0000
        5             348,482,336             5.7100         10.0000
        6             336,721,764             5.5258         10.0000
        7             325,310,471             5.7100         10.0000
        8             314,238,169             5.5355         10.0000
        9             303,494,752             5.5355         10.0000
       10             293,070,261             6.1393         10.0000
       11             282,955,744             5.5452         10.0000
       12             273,141,727             5.7300         10.0000
       13             263,619,303             5.5452         10.0000
       14             254,379,875             5.7400         10.0000
       15             245,415,009             5.5548         10.0000
       16             236,716,596             5.5548         10.0000
       17             228,276,843             5.7800         10.0000
       18             220,088,897             6.0097         10.0000
       19             212,163,722             6.2700         10.0000
       20             204,473,741             6.6871         10.0000
       21             197,028,214             7.9839         10.0000
       22             189,810,562             8.9571         10.0000
       23             182,801,854             8.0903         10.0000
       24             176,000,756             8.5700         10.0000
       25             169,407,096             8.3129         10.0000
       26             163,008,438             8.8800         10.0000
       27             156,804,791             9.0484         10.0000
       28             150,786,139             9.1161         10.0000
       29             144,946,764             9.4500         10.0000
       30             139,280,057             9.3484         10.0000
--------------------------------------------------------------------------------
                    Notional Schedule       Cap Strike      Cap Ceiling
    Period               ($)                    (%)            (%)
--------------------------------------------------------------------------------
       31             133,785,552             9.6800         10.0000
       32             128,453,145             9.6484         10.0000














------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                      16